UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  JULY 30, 2003

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12577	SITEL CORPORATION	47-0684333

MINNESOTA
(State or Other Jurisdiction of Incorporation or Organization)

	111 S. CALVERT STREET, SUITE 1900 BALTIMORE, MARYLAND	21202
	(Address of Principal Executive Offices)	(Zip Code)

(410) 246-1505
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release of SITEL Corporation dated July 30, 2003

Item 12.	Disclosure of Results of Operations and Financial Condition.

On July 30, 2003, SITEL issued a press release with respect to the company’s second quarter of 2003 financial results.  This press release is attached as exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITEL Corporation
(Registrant)

Date: July 30, 2003	By	/s/ James F. Lynch
James F. Lynch
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of SITEL Corporation dated July 30, 2003